SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is March 30, 2023.

For Certain MFS® Funds

Effective immediately, the following is added as the last paragraph in the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information," the seventh paragraph under the main heading entitled "Description of Share Classes," and the ninth paragraph in the section entitled "How to Purchase Shares" under the main heading entitled "How to Purchase, Redeem, and Exchange Shares":
Effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares are closed to new eligible investors. After the close of business on September 29, 2023, existing eligible investors can make additional purchases and reinvest distributions in Class R1 and Class R2 shares in any account open as of the close of business on September 29, 2023. Existing eligible investors, after the close of business on September 29, 2023, may also exchange their Class R1 and Class R2 shares for the same share class of another MFS fund, open new Class R1 and Class R2 share accounts in other MFS funds, and transfer some or all of the shares in their account to another account and such account will be treated as having been open as of the close of business on September 29, 2023. Subject to the approval of the fund’s Board of Trustees, the fund may in the future (i) close purchases of Class R1 and/or Class R2 shares to existing eligible investors; (ii) terminate and liquidate Class R1 and/or Class R2 shares; or (iii) convert Class R1 and/or Class R2 shares to another share class of the fund. Such actions may be undertaken without shareholder approval, but the fund expects to provide shareholders with at least 60 days’ notice before taking any such action.

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